EXHIBIT 10.28

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK


                                   Certificate


      I, James J. Kelley, hereby certify that I am the duly elected and qualified Human Resources Director of Crestar Financial Corporation and Crestar Bank. I further certify that I have today adopted the amendment to the Crestar Financial Corporation Executive Severance Plan attached to this Certificate as
Exhibit I, pursuant to actions taken by the Board of Directors on October 23, 1998, and by the Board's Human Resources and Compensation Committee on October 22, 1998, which actions remain in full force and effect as of this date.

Dated:  December 30, 1998           ___________________________________
                                    James J. Kelley

                                                                     Exhibit I

                                Amendment to the
                          Crestar Financial Corporation
                            Executive Severance Plan

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As  approved  by the Board of  Directors  of Crestar  Financial  Corporation  on
October 23, 1998, and by the Board's Human Resources and Compensation on October 22, 1998, the Crestar Financial Corporation Executive Severance Plan (the "Plan") is amended as follows, effective as of the date set forth below:


      Effective with the consummation of the merger (the "Merger") between Crestar Financial Corporation ("Crestar") and SMR Corporation, a wholly owned subsidiary of SunTrust Banks, Inc. ("STI"), the definition of Administrator shall mean the Chief Executive Officer of STI and the Chief Executive Officer of Crestar. Such Administrators shall have authority to delegate any administrative duties under the Plan as they may deem appropriate. If either of such Administrators ceases to serve for any reason, the Board of Directors of STI shall appoint a successor to the Chief Executive Officer of STI and the members of the Board of Directors of STI who, immediately prior to the Merger, were non-employee members of Crestar's Board of Directors, shall appoint a successor to the Chief Executive Officer of Crestar.